Inventories	12 Months Ended
Dec. 31, 2018
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Inventories
13.	Inventories

	December 31, 2018	December 31, 2017
(CAD$ in millions)		(restated)
Supplies	$693	$563
Raw materials	300	223
Work in process	595	529
Finished products	539	462

	2,127	1,777
Less long-term portion (Note 14)	(62)	(108)

	$2,065	$1,669

Cost of sales of $7.9 billion (2017 – $7.3 billion) include $7.3 billion (2017 – $6.6 billion) of inventories recognized as an expense during the year.

Total inventories held at net realizable value amounted to $172 million at December 31, 2018 (December 31, 2017 – $17 million). Total inventory write-downs in 2018 were $82 million (2017 – $20 million) and were included as part of cost of sales. Total reversals of inventory write-downs previously recorded was nil in 2018 (2017 – $30 million).

Long-term inventories consist of ore stockpiles and other in-process materials that are not expected to be processed within one year.